J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 6, 2012

to the Summary Prospectus dated November 1, 2011, as supplemented

Effective April 1, 2012, the portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in their entirety and replaced by the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis Ruhl	2008	Managing Director
Phillip Hart	2011	Executive Director

Also effective immediately, the first paragraph of the summary prospectus will be deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2011 as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-INTPMC-312